Exhibit 10.38








                              REMARKETING AGREEMENT



                                      among


                            SPURLOCK ADHESIVES, INC.



                        KEYBANK NATIONAL ASSOCIATION, AS
                                REMARKETING AGENT

                                       and

                COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY


                       ----------------------------------

                           Dated as of October 1, 1997
                       ----------------------------------


                                   $6,000,000
                County of Saratoga Industrial Development Agency
                            Multi-Mode Variable Rate
                      Industrial Development Revenue Bonds
                (Spurlock Adhesives, Inc. Project), Series 1997A



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                              REMARKETING AGREEMENT


                  This REMARKETING AGREEMENT, dated as of October 1, 1997 (the "Agreement"), is made by and among Spurlock Adhesives, Inc. (the "Company"), KeyBank National Association, as remarketing agent (the "Remarketing Agent"), and the County of Saratoga Industrial Development Agency (the "Issuer"), and is entered in connection with the issuance by the Issuer of its Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997A in the total aggregate principal amount of $6,000,000 (the "Bonds").

                                    ARTICLE I

                                   Definitions

Section 1.01.     Capitalized Terms.

                  Capitalized terms used in this Remarketing Agreement, unless otherwise defined herein, shall have the meanings assigned to them in the Trust Indenture dated as of October 1, 1997 (the "Indenture") between the Issuer and Star Bank, N.A., as Trustee, with respect to the Bonds.

Section 1.02.     Rules of Interpretation.

                  (a) This Remarketing Agreement shall be interpreted in accordance with and governed by the laws of the State of New York.

                  (b) The words "herein" and "hereof" and words of similar import, without reference to any particular Article, Section or subsection, refer to this Remarketing Agreement as a whole rather than to any particular Article, Section or subsection hereof.

                  (c) The headings of Articles and Sections herein are for convenience only and shall not affect the construction hereof.

                                   ARTICLE II

                              Remarketing of Bonds

Section 2.01.     Representations and Warranties of the Company.

                  The Company hereby represents and warrants, for the benefit of the Remarketing Agent, as remarketing agent and as placement agent in connection with the initial placement of the Bonds on the delivery date, that:

                  (a) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Virginia, and has full corporate power and authority to enter into the Installment Sale Agreement, this Remarketing Agreement and the Reimbursement Agreement and to carry out the provisions hereof and thereof.

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                  (b)      The  Installment  Sale Agreement,  the  Reimbursement
Agreement and this Remarketing Agreement have been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery of such agreements by the other parties thereto, are valid obligations legally binding upon the Company and enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy or other laws affecting the enforcement of creditors' rights generally or by general principles of equity and public policy. The Company has approved the use and distribution of the Private Placement Memorandum dated as of October 10, 1997 (the "Placement Memorandum") in connection with the initial placement of the Bonds.

                  (c) Except for all consents, approval or authorizations of, or declaration or filing under any federal or state securities or "blue sky" laws, no consent, approval or authorization of, or declaration or filing with, any governmental authority or any other third party is a condition to the execution and delivery by the Company of the Installment Sale Agreement, this Remarketing Agreement or the Reimbursement Agreement, or is required in connection with the offer, issuance and delivery by the Company of the instruments contemplated hereby. Neither the execution and delivery of the Indenture, the Installment Sale Agreement, the Reimbursement Agreement, this Remarketing Agreement or the Bonds nor consummation of the transaction contemplated hereby or thereby or by the Placement Memorandum, will violate any provision of law or any applicable regulation, order, writ or decree of any court or governmental authority or will conflict or will be inconsistent with, or will result in any breach of any of the terms of, or will constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it may be bound, or will violate any provision of the Company's Articles of Incorporation or Bylaws.

                  (d) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending or, to the best knowledge of the Company, threatened which challenges the validity of or seeks to enjoin the execution and delivery by the Company of, or the performance by the Company of its obligations with respect to, the Indenture, the Installment Sale Agreement, the Remarketing Agreement, the Reimbursement Agreement or the Bonds, and there is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending or, to the best knowledge of the Company, threatened against or affecting the Company (and to the best knowledge of the Company there is no basis therefor) wherein there is a reasonable possibility of an unfavorable decision, ruling or finding which would materially adversely affect any of the transactions contemplated by the Placement Memorandum, or which might result in any material adverse change in the properties, condition (financial or otherwise) or operations of the Company.

                  (e) The Company represents that the descriptions and information contained in the Placement Memorandum relating to the Company and the Project are true and correct and, assuming the purchasers of the Bonds are not relying on information with respect to the Borrower in evaluating the creditworthiness of the Bonds, do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make such descriptions and information, in light of the circumstances under which they were made, not misleading.

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Section 2.02.     Representations and Warranties of the Issuer.

                  The Issuer hereby represents and warrants, for the benefit of the Remarketing Agent, as remarketing agent, that:

                  (a) The Issuer is a public instrumentality constituting a body corporate and politic duly organized and existing under the laws of the State of New York and has full power and authority to enter into the Indenture, the Installment Sale Agreement, this Remarketing Agreement and to issue the Bonds and to carry out the provisions hereof and thereof.

                  (b) The Indenture, the Installment Sale Agreement, this Remarketing Agreement and the Bonds have been duly authorized, executed and delivered by the Issuer and, assuming the due execution and delivery of such agreements by the other parties thereto, are valid special obligations legally binding upon the Issuer and enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy or other laws affecting the enforcement of creditors' rights generally or by general principles of equity and public policy.

                  (c) Except for all consents, approval or authorizations of, or declaration or filing under any federal or state securities or "blue sky" laws, no consent, approval or authorization of, or declaration or filing with, any governmental authority or any other third party is a condition to the execution and delivery by the Issuer of the Indenture, the Installment Sale Agreement or this Remarketing Agreement, or is required in connection with the execution, issuance and delivery by the Issuer of the instruments contemplated hereby. To the Issuer's knowledge, neither the execution and delivery of the Indenture, the Installment Sale Agreement, this Remarketing Agreement or the Bonds nor consummation of the transaction contemplated hereby or thereby, will constitute on the part of the Issuer a violation of or will conflict or will be inconsistent with, or will result in any breach of any of the terms of, or will constitute a default under, any provision of law or any applicable regulation, order, unit or decree of any court or governmental authority or any indenture, mortgage, deed of trust, agreement or other instrument to which the Issuer is a party or by which it may be bound.

                  (d) To the Issuer's knowledge, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, as to which the Issuer has been served or otherwise received official notice, nor is any such action, suit, proceeding, inquiry or investigation threatened, which challenges the validity of or seeks to enjoin the execution and delivery by the Issuer of, or the performance by the Issuer of its obligations with respect to, the Indenture, the Installment Sale Agreement, the Remarketing Agreement or the Bonds.

Section 2.03      Representations and Warranties of the Remarketing Agent

                  The Remarketing Agent represents and warrants as the basis for the undertakings on the part of the Remarketing Agent herein contained and throughout the term of this Agreement, that (i) the Remarketing Agent is a national bank association duly organized and validly existing under the laws of the United States of America; (ii) the Remarketing Agent has all requisite power to execute and deliver this Agreement, and has by proper action duly authorized the execution and delivery of this Agreement, and (iii) this Agreement constitutes the legal, valid and binding obligation of the Remarketing Agent enforceable against the Remarketing Agent in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency,


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reorganization, moratorium or other similar law or principles of equity relating to or affect the enforcement of creditors' rights or contractual obligations generally.

Section 2.04.     Remarketing Agent's Acceptance.

                  KeyBank National Association hereby accepts the appointment made by the Issuer pursuant to the Indenture to serve as Remarketing Agent for the Bonds. Acceptance of that appointment as Remarketing Agent under the Indenture is expressly subject to the condition that the Remarketing Agent shall not undertake to perform any duties or assume any obligations to the Issuer, the Trustee, the Holders or the Company other than those expressly set forth herein and in the Indenture.

Section 2.05.     Remarketing Agent's Obligations.

                  KeyBank National Association agrees to accept the duties and obligations imposed upon it as Remarketing Agent under the Indenture, and agrees particularly in accordance with Article 12.01 of the Indenture:

                  (a) to determine the interest rates on the Bonds in accordance with Section 2.02 of the Indenture;

                  (b) to give notice, by wire, telex, telegraph or telecopier or other similar means of communication, of each interest rate on the Bonds on the determination date of said interest rates as provided in Section
2.02 of the Indenture to the Company and the Trustee;

                  (c) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer and the Trustee at all reasonable times;

                  (d) to use its best efforts to remarket the Bonds in accordance with Section 3.02 of the Indenture; and

                  (e) to comply with all applicable laws in connection with its efforts to remarket the Bonds;

                  (f) to offer the Bonds only to institutional investors and to obtain from each purchaser of Bonds written representations to the effect that such purchaser (i) regularly engages in the purchase of securities of entities such as the Company and the Bank, (ii) has knowledge and experience in financial and business matters sufficient to make it capable of evaluating the risks of investing in the Bonds, (iii) has the ability to bear the economic risks of investing in the Bonds, and (iv) acknowledges that the Issuer has not undertaken the accuracy or completeness of any information furnished to that purchaser with respect to the Company or the Bank.

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                                   ARTICLE III

                                   Disclosure

Section 3.01.     Provision of Disclosure Materials.

                  If the Remarketing Agent determines that it is necessary or desirable to use an amended or supplemented Placement Memorandum in connection with any remarketing of Bonds, the Remarketing Agent will so notify the Company and the Company agrees that it shall provide an amended or supplemented Placement Memorandum satisfactory to the Remarketing Agent for use in connection with the marketing of the Bonds. The Company agrees to supply to the Remarketing Agent such number of copies of any Placement Memorandum and documents related thereto as are reasonably requested from time to time by the Remarketing Agent and further agrees to, and will use it best efforts to cause the Issuer and the Bank to amend or supplement such Placement Memorandum (and/or any documents incorporated by reference therein), in connection with any future remarketing, so that at all times the Placement Memorandum and documents related thereto will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. The Issuer has not confirmed, and assumes no responsibility for, the accuracy, sufficiency or fairness of any statements in the Placement Memorandum or any supplements thereto, or in any reports, financial information, offering or disclosure documents or other information in any way relating to the Project, the Company, the Bank or the Original Purchaser.

Section 3.02.     Continuing Disclosures.

                  The Company and Issuer agree that the initial offering of the Bonds is exempt from the requirement of Paragraph (b)(5)(i) of Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the "Rule") pursuant to Paragraph (d)(1) of the Rule. The Company hereby covenants and agrees that if as a result of a conversion of Interest Rate Mode or as a result of any amendment or supplement to the Indenture or the Installment Sale Agreement, the Bonds cease to be exempt under the Rule, the Company will enter into an agreement or contract, constituting an undertaking, to provide ongoing disclosure as may be necessary to comply with the Rule as then in effect. The covenant and agreement contained in this Section 3.02 is for the benefit of the Bondholders as required by the Rule.

                                   ARTICLE IV

                                     General

Section 4.01.     Indemnification.

                  The Company agrees to indemnify the Remarketing Agent and the Issuer for and to hold each harmless against all liabilities, claims, costs and expenses incurred on the part of the Issuer or without negligence or bad faith on the part of the Remarketing Agent on account of any action taken or omitted to be taken by the Remarketing Agent or the Issuer, respectively, in accordance with the terms of the Bonds, the Reimbursement Agreement, the Installment Sale Agreement, the Letter of Credit or the Indenture, or in connection with the remarketing of the Bonds, including the use of the Placement Memorandum, or any action taken at the request of or

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with the consent of the Company,  including the reasonable costs and expenses of the Remarketing Agent or the Issuer in defending itself against any such claim, action or proceeding brought in connection with the exercise or performance of any of its powers or duties under the Bonds, the Indenture, the Installment Sale Agreement, the Reimbursement Agreement or the Letter of Credit; except to the extent that any such claim, liability, cost or expense arises in connection with
(i) with respect to the Remarketing Agent, the failure by the Remarketing Agent to deliver any amended or supplemented Placement Memorandum or amendment or supplement to the Placement Memorandum, to any purchaser of the Bonds if the Company has provided any amended or supplemented Placement Memorandum or amendment or supplement to the Placement Memorandum (in accordance with Section
3.01 hereof), as the case may be, to the Remarketing Agent for use in connection with the placement or remarketing of the Bonds, or (ii) with respect to the Remarketing Agent, any untrue or misleading statement, or alleged untrue or misleading statement, or omission or alleged omission in information provided by the Remarketing Agent for inclusion in any amended or supplemented Placement Memorandum or any amendment or supplement to the Placement Memorandum.

                  In case any claim, action or proceeding is brought against the Remarketing Agent or the Issuer in respect of which indemnity may be sought hereunder, the Remarketing Agent or the Issuer, as appropriate, promptly shall give notice of that claim, action or proceeding to the Company, and the Company, upon receipt of that notice, shall have the right, or, if requested by either the Remarketing Agent or the Issuer, the obligation to assume the defense of the claim, action or proceeding at the Company's expense. Such notice shall be given in sufficient time to allow the Company to defend or participate in such claim, action or proceeding; provided, that failure of the Remarketing Agent or the Issuer, as appropriate to give that notice shall not relieve the Company from any of its obligations under this Section. At their own expense, the Remarketing Agent and the Issuer may employ separate counsel and participate in the defense. The Company shall not be liable for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  The indemnification set forth above is intended to and shall include the indemnification of all affected officials, directors, officers and employees of the Remarketing Agent and the Issuer. Such indemnification is intended to and shall be enforceable by the Remarketing Agent and the Issuer to the full extent permitted by law.

Section 4.02.     Placement and Remarketing Fees.

                  The Company shall pay the Remarketing Agent, for its services as Remarketing Agent, an annual fee equal to 12.5 basis points (1/8th of 1%) per annum of the amount of Bonds outstanding, payable semi-annually in arrears. The Company shall pay the Remarketing Agent, for its services as Placement Agent, a fee equal to one percent (1%) of the aggregate principal amount of the Bonds to be paid on October 10, 1997.

                  The Company also shall pay (i) all reasonable expenses in connection with the provision of information required for the preparation of any amendment or supplement to the Placement Memorandum provided pursuant to Section
3.01 of this Remarketing Agreement, (ii) all reasonable fees and expenses incurred with the prior consent of the Company in connection with the registration of the Bonds under any state securities laws, (iii) all expenses and costs to effect the authorization, preparation, issuance, registration under any federal securities laws or the

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procurement of an exemption therefrom,  delivery and sale of the Bonds, and (iv)
the reasonable cost of obtaining any rating on the Bonds.

Section 4.03.     Term.

                  This Remarketing Agreement will terminate upon the effective date of the resignation or removal of KeyBank National Association as Remarketing Agent in accordance with the provisions of this Remarketing Agreement and Section 12.01 of the Indenture.

                  Upon the termination of this Remarketing Agreement, the provisions of Section 4.01 hereof will continue to remain in effect and any Bonds or moneys then held by KeyBank National Association as Remarketing Agent will be delivered to the successor remarketing agent or, if there is no successor, to the Trustee.

Section 4.04      Suspension of Remarketing.

                  The Remarketing Agent may suspend its remarketing efforts immediately upon the occurrence of any of the following events, but only after notice (a "Discretionary Suspension Notice") to the Issuer, the Company, the Trustee, and the Credit Facility Issuer, which suspension will continue only so long as the event continues to exist if, in the Remarketing Agent's reasonable judgment, the continuance of the event has a material adverse effect on its ability to remarket the Bonds:

                  (a) a suspension or material limitation in trading in securities generally on the New York Stock Exchange;

                  (b) a general moratorium on commercial banking activities in New York is declared by either federal or New York State authorities;

                  (c) the engagement by the United States in hostilities resulting in a declaration of war or national emergency, or the occurrence of any other outbreak of hostilities or national or international calamity or crisis, financial or otherwise;

                  (d) the enactment of a federal law, or the rendering of a decision by a court of the United States, or the issuance or making of a stop order, ruling, regulation or official statement by, or on behalf of, the United States Securities and Exchange Commission or other governmental agency having jurisdiction of the subject matter, in any such case to the effect that, the offering or sale of obligations of the general character of the Bonds, or the remarketing of the Bonds, as contemplated hereby, is or would be in violation of any provision of the Securities Act of 1933, as amended (the "Securities Act") and as then in effect, or the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as then in effect, or the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and as then in effect, or with the purpose or effect of otherwise prohibiting the offering or sale of obligations of the general character of the Bonds, or the Bonds, as contemplated hereby;

                  (e) any event shall occur or information shall become known, which, in the Remarketing Agent's reasonable judgment, makes untrue, incorrect or misleading in any material respect any statement or information contained in the then most current Placement Memorandum provided to the Remarketing Agent in connection with the performance of its duties hereunder, or


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causes such document to contain an untrue,  incorrect or misleading statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

                  (f) any governmental authority shall impose, as to the Bonds, or obligations of the general character of the Bonds, any material restrictions not now in force, or increase materially those now in force;

                  (g) any of the material representations and warranties of the Company made hereunder shall not have been true and correct on the date made; or

                  (h) the Company fails to observe any of the material covenants or agreements made herein.

Section 4.05.     Remarketing Agent's Performance.

                  The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Remarketing Agreement and the Indenture, and the Remarketing Agent shall not be responsible for the performance of any duties and obligations other than as are specifically set forth in this Remarketing Agreement and the Indenture, and no implied covenants or obligations shall be read into this Remarketing Agreement or the Indenture against the Remarketing Agent. The Remarketing Agent may conclusively rely upon any notice or document given or furnished to it, and conforming to the requirements of this Remarketing Agreement or the Indenture, and the Remarketing Agent may rely and shall be protected in acting upon such notice or any document reasonably believed by it to be genuine and to have been given, signed or presented by the proper party or parties. The Remarketing Agent will endeavor to comply with all applicable laws and regulations in the performance of its duties hereunder and under the Indenture and the Installment Sale Agreement.

Section 4.06        Remarketing Agent Not to Act as Underwriter.

                  It is understood and agreed that the Remarketing Agent, in entering into this Remarketing Agreement, is obligated to remarket the Bonds upon consideration of prevailing financial market conditions pursuant to the Indenture. The Remarketing Agent shall not, in fulfilling its obligations hereunder, act as an underwriter for Bonds and is in no way obligated, directly or indirectly, to advance its own funds to purchase Bonds delivered to it pursuant to the Indenture.

Section 4.05.     Notices.

                  Unless otherwise specified, any notices, requests or other communications given or made hereunder or pursuant hereto shall be made in writing and shall be deemed to have been validly given or made if either duly mailed by certified or registered mail, return receipt requested, or hand delivered, addressed as follows: if to the Company, Spurlock Adhesives, Inc. 5090 General Mahone Highway, Waverly, Virginia 23890, Attention: Phillip S. Sumpter, if to the Issuer, County of Saratoga Industrial Development Agency, Saratoga County Municipal Center, 40 McMaster Street, Ballston Spa, New York 12020 Attention: Administrator, with a copy to Snyder, Kiley, Toohey & Corbett, LLP, 160 West Avenue, P.O. Box 4367, Saratoga Springs, New York 12866,
Attention: Michael J. Toohey, Esq., and if to the Remarketing Agent, KeyBank National Association, 127 Public Square, Fourth Floor, Cleveland, Ohio 44114-1306, Attention: Trading and


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

Underwriting Department, OH--01-27-0419. The Notice Address shall constitute, for the purposes set forth in the Indenture, the principal office of KeyBank National Association as Remarketing Agent.

Section 4.06      No Recourse; Special Obligations.

                  (a) The obligations and agreements of the Issuer contained herein and in the other Financing Documents and any other instrument or document executed in connection herewith, and any other instrument or document supplemental thereto or hereto, shall be deemed the obligations and agreements of the Issuer, and not of any member, officer, agent (other than the Company) or employee of the Issuer in his individual capacity, and the members officers, agents (other than the Company) and employees of the Issuer shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby. The obligations and agreement of the Issuer contained herein and therein shall not constitute or give rise to any obligations of the State or of Saratoga County, New York, and neither the State nor Saratoga County, New York shall be liable hereon or thereon, and, further, such obligations and agreements shall not constitute or give rise to a general obligation of the Issuer, bur rather shall constitute limited, special obligations of the Issuer payable solely from the revenues of the Issuer derived and to be derived from the sale of other disposition of the Project and the other collateral pledged as security therefor (except for revenues derived by the Issuer with respect to the Unassigned Issuer's Rights).

                  (b) No order or decree of specific performance with respect to any of the obligations of the Issuer hereunder or thereunder shall be sought or enforced against the Issuer unless (i) the party seeking such order or decree shall first have requested the Issuer in writing to take the action sought in such order or decree of specific performance, and ten (10) days shall have elapsed from the date of receipts of such request, and the Issuer shall have refused to comply with such request (or, if compliance therewith would reasonably be expected to take longer than ten (1) days, shall have failed to institute and diligently pursue such action to cause compliance with such request) or failed to respond within such notice period, and (ii) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it will incur fees and expenses, the party seeking such order or decree shall have placed in an account with the Issuer an amount or undertaking sufficient to cover such reasonable frees and expenses, and (iii) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it or any of its members, officers, agents (other than the Company) or employees shall be subject to potential liability, the party seeking such order or decree shall (A) agree to indemnify and hold harmless the Issuer and its members, officer, agents (other than the Company) and employees against any liability incurred as a result of its compliance with such demand, and (B) if requested by the Issuer, furnish to the Issuer satisfactory security to protect the Issuer and its members, officers, agents (other than the Company) and employees against all liability expected to be incurred as a result of compliance with such request.





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



                  IN WITNESS WHEREOF, the Issuer, the Company and the Remarketing Agent have caused this Remarketing Agreement to be duly executed by their duly authorized representatives, respectively, as of the date first above written.


                                        COUNTY OF SARATOGA INDUSTRIAL
                                        DEVELOPMENT AGENCY


                                        By: /s/ Floyd H. Rourke
                                            ----------------------------------
                                            Floyd H. Rourke
                                            Chairman


                                        SPURLOCK ADHESIVES, INC.


                                        By: /s/ Phillip S. Sumpter
                                            ----------------------------------
                                                    Phillip S. Sumpter
                                                 Executive Vice President

                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/
                                            ----------------------------------
                                        Its: Vice President
                                             ---------------------------------




361\25081AAB.82Y


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